UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              _____________________

                                   FORM 8-K/A

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

  This current report on Form 8-K/A updates the pro forma financial information included in the current report filed on Form 8-K on April 22, 2005, to reflect the financial statements for the period ended March 31, 2005.

        Date of Report (Date of earliest event reported): April 18, 2005
                               __________________


                             RURAL/METRO CORPORATION

             (Exact name of registrant as specified in its charter)


          DELAWARE                    0-22056                 86-0746929
 ----------------------------      -------------         -------------------
 (State or other jurisdiction       (Commission           (IRS Employer
        of incorporation)           File Number)         Identification No.)


                            9221 East Via de Ventura
                               Scottsdale, Arizona
                                      85258

                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (480) 606-3886


Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01      Completion of Acquisition or Disposition of Assets.

           Effective April 18, 2005, the Area Metropolitan Ambulance Authority d/b/a MedStar ("MedStar") for metropolitan Forth Worth, Texas approved Rural/Metro Corporation's (the "Company" ) proposal to discontinue operations in metropolitan Fort Worth. The Company ceased providing service to the metropolitan Fort Worth, Texas area May 1, 2005. The Company provided emergency and non-emergency ambulance services to the Forth Worth area using ambulances, equipment and other assets of MedStar. MedStar was obligated to pay the Company for its services through April 30, 2005. The Company was not required to pay a termination fee in connection with this discontinuation of service, and MedStar returned the letter of credit that was furnished to MedStar by the Company as a performance security. Assets of the Company not otherwise sold to MedStar generally were not disposed of by the Company, but instead were redeployed in other Company operations. In addition, the Company understands that the majority of the Company's employees serving the Fort Worth area were offered employment with MedStar. Following the Company's discontinuation of service in Forth Worth, the Company now provides services to communities in 22 states.

           The results of this service area will be included in discontinued operations beginning with filings made for the quarter ended June 30, 2005. The assets related to the service area totaled $2.6 million (primarily consisting of accounts receivable of $1.0 million and a cash collateralized letter of credit in the amount of $1.0 million) or 1.2% of total assets of the Company at March 31, 2005.

           The Company provides emergency and non-emergency medical transportation, fire protection, and other safety services in 22 states and approximately 365 communities throughout the United States. For more information, visit the Company's web site at www.ruralmetro.com.


Item 9.01      Financial Statements and Exhibits.

(a)  Not applicable.

(b)  Pro Forma Financial Information.

           The required pro forma financial information is included as Exhibit
99.1 to this Report.

(c)  Exhibits.

            Exhibit No.                      Description
            -----------                      -----------

               99.1           Pro forma financial statements of Rural/Metro
                              Corporation












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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               RURAL/METRO CORPORATION


Date:  June 3, 2005                            By: /s/ Michael S. Zarriello
                                                   -----------------------------
                                                   Michael S. Zarriello
                                                   Senior Vice President and
                                                   Chief Financial Officer















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
                                  EXHIBIT INDEX


      Exhibit No.                        Description
      -----------                        -----------

         99.1         Pro forma financial statements of Rural/Metro Corporation
















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